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                                                               Exhibit 10(lxxxx)




                                AMENDMENT NO. 1
                                     TO THE
                      HYSTER-YALE MATERIALS HANDLING, INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN


          Hyster-Yale Materials Handling, Inc. hereby adopts this Amendment No. 1 to the Hyster-Yale Materials Handling, Inc. Annual Incentive Compensation Plan (the "Plan") to reflect the transfer of sponsorship of the Plan from the Company to Hyster Company (and its successors) effective as of December 31, 1993.


                                   SECTION 1

          Section 1 of the Plan is hereby amended in its entirety to read as follows:

          "GENERAL. Hyster Company (and its successors) (the `Company'), as successor sponsor to Hyster-Yale Materials Handling, Inc. has established an Annual Incentive Compensation Plan (the `Plan') as part of a competitive compensation program for the officers and key management employees of the Company."


          Executed this       day of                 , 1993.
                        -----        ----------------


                                       HYSTER-YALE MATERIALS
                                        HANDLING, INC.



                                       By:
                                          ----------------------------
                                            Title:




          Hyster Company hereby accepts sponsorship of the Plan and agrees with the terms of this Amendment.


                                       HYSTER COMPANY



                                       By:
                                          ----------------------------
                                            Title: